Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 3Q 2009
Table of Contents
Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3 - 4	…………….	Quarterly Consolidated Financial Information and Statistical Data
5	…………….	Quarterly Institutional Securities Income Statement Information
6 - 7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Global Wealth Management Group Income Statement Information
9	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
10	…………….	Quarterly Asset Management Income Statement Information
11 - 12	…………….	Quarterly Asset Management Financial Information and Statistical Data
13	…………….	Quarterly Consolidated Assets Under Management or Supervision
14	…………….	Real Estate Analysis
15	…………….	Earnings Per Share Appendix I
16	…………….	Earnings Per Share Appendix II
17 - 22	…………….	End Notes
23	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended (1)							Percentage Change From:		Nine Months Ended (1)
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	3Q09 vs. 3Q08	3Q09 vs. 2Q09	Sept 30, 2008	Sept 30, 2009	Percentage Change
Net revenues
Institutional Securities (2)	$4,952	$3,875	$16,043	$(13,788)	$1,600	$2,964	$4,974	(69%)	68%	$24,870	$9,538	(62%)
Global Wealth Management Group	2,333	1,695	1,582	1,277	1,299	1,923	3,029	91%	58%	5,610	6,251	11%
Asset Management	574	582	449	(359)	72	575	698	55%	21%	1,605	1,345	(16%)
Intersegment Eliminations	(41)	(41)	(63)	(50)	(25)	(51)	(26)	59%	49%	(145)	(102)	30%
Consolidated net revenues	$7,818	$6,111	$18,011	$(12,920)	$2,946	$5,411	$8,675	(52%)	60%	$31,940	$17,032	(47%)

Income / (loss) applicable to Morgan Stanley (3)
Institutional Securities	$872	$651	$7,898	$(10,080)	$158	$(126)	$857	(89%)	*	$9,421	$889	(91%)
Global Wealth Management Group	593	172	12	(54)	73	76	105	*	38%	777	254	(67%)
Asset Management	(72)	(135)	(209)	(720)	(418)	(108)	(206)	1%	(91%)	(416)	(732)	(76%)
Intersegment Eliminations	2	1	(1)	2	1	(1)	1	200%	200%	2	1	(50%)
Consolidated income / (loss) applicable to Morgan Stanley	$1,395	$689	$7,700	$(10,852)	$(186)	$(159)	$757	(90%)	*	$9,784	$412	(96%)
Earnings / (loss) applicable to Morgan Stanley common shareholders (4)	$1,311	$1,062	$7,684	$(11,348)	$(578)	$(1,256)	$498	(94%)	140%	$10,030	$(1,301)	(113%)

Earnings per basic share: (5)
Income from continuing operations	$1.25	$0.61	$6.97	$(11.24)	$(0.58)	$(1.37)	$0.39	(94%)	128%	$8.82	$(1.41)	(116%)
Discontinued operations (6)	$0.02	$0.41	$0.41	$(0.11)	$0.01	$0.27	$-	*	*	$0.84	$0.28	(67%)
Earnings per basic share	$1.27	$1.02	$7.38	$(11.35)	$(0.57)	$(1.10)	$0.39	(95%)	135%	$9.66	$(1.13)	(112%)

Earnings per diluted share: (5)
Income from continuing operations	$1.25	$0.61	$6.97	$(11.24)	$(0.58)	$(1.37)	$0.38	(95%)	128%	$8.80	$(1.41)	(116%)
Discontinued operations (6)	$0.01	$0.41	$0.41	$(0.11)	$0.01	$0.27	$-	*	*	$0.83	$0.28	(66%)
Earnings per diluted share	$1.26	$1.02	$7.38	$(11.35)	$(0.57)	$(1.10)	$0.38	(95%)	135%	$9.63	$(1.13)	(112%)

Return on average common equity
from continuing operations	17.4%	8.3%	*	*	*	*	5.8%			*	*
Return on average common equity	17.6%	13.6%	*	*	*	*	5.8%			*	*

Note: Refer to End Notes on pages 17 - 22 and Legal Notice on page 23.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)							Percentage Change From:		Nine Months Ended (1)
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	3Q09 vs. 3Q08	3Q09 vs. 2Q09	Sept 30, 2008	Sept 30, 2009	Percentage Change
Revenues:
Investment banking	$971	$1,288	$1,025	$648	$886	$1,281	$1,226	20%	(4%)	$3,284	$3,393	3%
Principal transactions:
Trading	2,794	2,094	13,185	(15,402)	1,091	1,971	3,242	(75%)	64%	18,073	6,304	(65%)
Investments	(516)	(308)	(733)	(2,851)	(1,272)	(115)	99	114%	186%	(1,557)	(1,288)	17%
Commissions	1,265	1,116	1,107	858	772	975	1,247	13%	28%	3,488	2,994	(14%)
Asset management, distribution and admin. fees	1,473	1,473	1,379	1,129	984	1,282	2,023	47%	58%	4,325	4,289	(1%)
Other	909	315	1,271	1,802	331	505	257	(80%)	(49%)	2,495	1,093	(56%)
Total non-interest revenues	6,896	5,978	17,234	(13,816)	2,792	5,899	8,094	(53%)	37%	30,108	16,785	(44%)

Interest and dividends	12,710	9,196	9,626	5,094	2,524	1,393	1,989	(79%)	43%	31,532	5,906	(81%)
Interest expense	11,788	9,063	8,849	4,198	2,370	1,881	1,408	(84%)	(25%)	29,700	5,659	(81%)
Net interest	922	133	777	896	154	(488)	581	(25%)	*	1,832	247	(87%)
Net revenues	7,818	6,111	18,011	(12,920)	2,946	5,411	8,675	(52%)	60%	31,940	17,032	(47%)

Non-interest expenses:
Compensation and benefits	3,803	3,108	5,059	(678)	2,036	3,875	4,961	(2%)	28%	11,970	10,872	(9%)

Non-compensation expenses:
Occupancy and equipment	289	325	316	436	339	376	424	34%	13%	930	1,139	22%
Brokerage, clearing and exchange fees	470	421	394	353	269	290	309	(22%)	7%	1,285	868	(32%)
Information processing and communications	305	300	298	308	286	317	360	21%	14%	903	963	7%
Marketing and business development	195	196	166	193	117	127	126	(24%)	(1%)	557	370	(34%)
Professional services	365	487	401	517	322	405	403	--	--	1,253	1,130	(10%)
Other	388	388	696	1,697	485	640	877	26%	37%	1,472	2,002	36%
Total non-compensation expenses	2,012	2,117	2,271	3,504	1,818	2,155	2,499	10%	16%	6,400	6,472	1%

Total non-interest expenses	5,815	5,225	7,330	2,826	3,854	6,030	7,460	2%	24%	18,370	17,344	(6%)

Income / (loss) from continuing operations before taxes	2,003	886	10,681	(15,746)	(908)	(619)	1,215	(89%)	*	13,570	(312)	(102%)
Income tax provision / (benefit) from continuing operations	593	192	2,974	(4,897)	(704)	(333)	422	(86%)	*	3,759	(615)	(116%)
Income / (loss) from continuing operations	1,410	694	7,707	(10,849)	(204)	(286)	793	(90%)	*	9,811	303	(97%)
Gain / (loss) from discontinued operations after tax (2)	22	465	464	(89)	14	319	0	*	*	951	333	(65%)
Net income / (loss)	$1,432	$1,159	$8,171	$(10,938)	$(190)	$33	$793	(90%)	*	$10,762	$636	(94%)
Net income / (loss) applicable to non-controlling interests (3)	19	16	20	15	(13)	(116)	36	80%	131%	55	(93)	*
Net income / (loss) applicable to Morgan Stanley	1,413	1,143	8,151	(10,953)	(177)	149	757	(91%)	*	10,707	729	(93%)
Earnings / (loss) applicable to Morgan Stanley common shareholders	$1,311	$1,062	$7,684	$(11,348)	$(578)	$(1,256)	$498	(94%)	140%	$10,030	$(1,301)	(113%)

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	1,395	689	7,700	(10,852)	(186)	(159)	757	(90%)	*	9,784	412	(96%)
Gain / (loss) from discontinued operations after tax (2)	18	454	451	(101)	9	308	0	*	*	923	317	(66%)
Net income / (loss) applicable to Morgan Stanley	$1,413	$1,143	$8,151	$(10,953)	$(177)	$149	$757	(91%)	*	$10,707	$729	(93%)

Pre-tax profit margin	26%	15%	59%	*	*	*	14%			43%	*
Compensation and benefits as a % of net revenues	49%	51%	28%	*	69%	72%	57%			38%	64%
Non-compensation expenses as a % of net revenues	26%	35%	13%	*	62%	40%	29%			20%	38%
Effective tax rate from continuing operations (4)	29.6%	21.7%	27.8%	31.1%	77.5%	53.8%	34.7%			27.7%	*

Note: Refer to End Notes on pages 17 - 22 and Legal Notice on page 23.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data (1)
(unaudited)

	Quarter Ended (2)														Percentage Change From:		Nine Months Ended (2)
	Mar 31, 2008		June 30, 2008		Sept 30, 2008		Dec 31, 2008		Mar 31, 2009		June 30, 2009		Sept 30, 2009		3Q09 vs. 3Q08	3Q09 vs. 2Q09	Sept 30, 2008	Sept 30, 2009	Percentage Change
Morgan Stanley

Regional revenue (3)
Americas	$2,482		$3,825		$8,359		$(5,704)		$2,626		$4,719		$6,373		(24%)	35%	$14,666	$13,718	(6%)
EMEA (Europe, Middle East, Africa)	4,126		1,355		8,414		(5,936)		67		21		1,631		(81%)	*	13,895	1,719	(88%)
Asia	1,210		931		1,238		(1,280)		253		671		671		(46%)	--	3,379	1,595	(53%)
Consolidated net revenues	$7,818		$6,111		$18,011		$(12,920)		$2,946		$5,411		$8,675		(52%)	60%	$31,940	$17,032	(47%)

Worldwide employees (4)	46,048		46,108		46,321		45,653		43,659		62,215		62,004		34%	--
Total assets	$1,131,649		$1,097,770		$943,026		$676,764		$626,023		$676,957		$769,503		(18%)	14%
Firmwide Deposits	35,881		35,274		34,380		51,355		59,922		62,382		62,415		82%	--

Common equity	32,877		34,153		40,492		29,585		29,314		36,989		36,752		(9%)	(1%)
Preferred equity	1,100		1,100		1,100		19,168		19,208		9,597		9,597		*	--
Morgan Stanley shareholders' equity (5)	33,977		35,253		41,592		48,753		48,522		46,586		46,349		11%	(1%)
Junior subordinated debt issued to capital trusts	10,491		10,389		9,753		10,312		10,436		10,666		10,701		10%	--
Less: Goodwill and intangible assets (6)	(3,665)		(3,571)		(3,738)		(2,978)		(2,915)		(7,726)		(7,902)		(111%)	(2%)
Tangible Morgan Stanley shareholders' equity (7)	$40,803		$42,071		$47,607		$56,087		$56,043		$49,526		$49,148		3%	(1%)
Tangible common equity (8)	$29,212		$30,582		$36,754		$26,607		$26,399		$29,263		$28,850		(22%)	(1%)
Leverage Ratio (9)	27.7	x	26.1	x	19.8	x	12.1	x	11.2	x	13.7	x	15.7	x
Aggregate trading and non-trading Value-at-Risk (pre-tax) (10)	$105		$116		$126		$129		$142		$154		$168

Average common shares outstanding
Basic	1,034,342,428		1,041,178,821		1,040,887,906		1,000,194,024		1,011,741,210		1,138,444,490		1,294,298,229
Diluted	1,039,026,879		1,044,720,912		1,041,677,018		1,000,194,024		1,011,741,210		1,138,444,490		1,300,070,107
Period end common shares outstanding	1,107,158,003		1,109,013,816		1,061,983,111		1,074,497,565		1,081,607,788		1,359,204,010		1,358,900,574

Book value per common share (11)	$29.70		$30.80		$38.13		$27.53		$27.10		$27.21		$27.05		(29%)	(1%)
Tangible Book value per common share (12)	$26.39		$27.58		$34.61		$24.76		$24.41		$21.53		$21.23		(39%)	(1%)

Note: Refer to End Notes on pages 17 - 22 and Legal Notice on page 23.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended									Nine Months Ended
	Mar 31, 2009			June 30, 2009 (1)			Sept 30, 2009 (1)			Sept 30, 2009 (1)
	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity
Institutional Securities	$23.6	$20.3	2%	$22.6	$18.2	*	$23.2	$16.7	19%	$23.1	$18.4	4%

Global Wealth Management Group	1.8	1.3	20%	2.4	3.4	7%	3.4	7.4	5%	2.5	3.8	8%

Asset Management	3.4	3.4	*	2.9	3.2	*	2.7	2.9	*	3.0	3.2	*

Unallocated capital	19.3	4.2		22.4	7.9		15.9	9.7		19.5	7.6

Total - continuing operations	48.1	29.2	*	50.3	32.7	*	45.2	36.7	6%	48.1	33.0	*

Discontinued operations	0.0	0.4		0.0	0.2		0.0	0.0		0.0	0.2

Firm	$48.1	$29.6	*	$50.3	$32.9	*	$45.2	$36.7	6%	$48.1	$33.2	*

	Quarter Ended												Nine Months Ended
	Mar 31, 2008			June 30, 2008			Sept 30, 2008			Dec 31, 2008			Sept 30, 2008
	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity
Institutional Securities	$27.7	$23.8	14%	$26.0	$22.3	12%	$24.2	$22.7	*	$23.8	$22.1	*	$26.0	$23.0	*

Global Wealth Management Group	1.6	1.4	*	1.7	1.4	48%	1.8	1.5	3%	1.9	1.4	*	1.7	1.4	*

Asset Management	3.2	3.6	*	3.5	3.7	*	4.2	4.2	*	3.8	3.8	*	3.6	3.9	*

Unallocated capital	2.5	2.5		5.5	5.5		7.4	7.4		18.4	6.7		5.1	5.1

Total - continuing operations	35.0	31.3	17%	36.7	32.9	8%	37.6	35.8	*	47.9	34.0	*	36.4	33.4	*

Discontinued operations	0.1	0.6		0.0	0.4		0.1	0.3		0.0	0.2		0.1	0.4

Firm	$35.1	$31.9	18%	$36.7	$33.3	14%	$37.7	$36.1	*	$47.9	$34.2	*	$36.5	$33.8	*

Note: Refer to End Notes on pages 17 - 22 and Legal Notice on page 23.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)							Percentage Change From:		Nine Months Ended
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	3Q09 vs. 3Q08	3Q09 vs. 2Q09	Sept 30, 2008	Sept 30, 2009	Percentage Change
Revenues:
Investment banking	$842	$1,096	$936	$611	$812	$1,123	$1,039	11%	(7%)	$2,874	$2,974	3%
Principal transactions:
Trading	2,669	2,005	12,978	(15,281)	846	1,765	2,922	(77%)	66%	17,652	5,533	(69%)
Investments	(272)	(145)	(390)	(1,853)	(791)	(183)	37	109%	120%	(807)	(937)	(16%)
Commissions	916	772	785	540	512	564	534	(32%)	(5%)	2,473	1,610	(35%)
Asset management, distribution and admin. fees	35	34	34	44	26	19	29	(15%)	53%	103	74	(28%)
Other	54	198	1,078	1,451	185	312	62	(94%)	(80%)	1,330	559	(58%)
Total non-interest revenues	4,244	3,960	15,421	(14,488)	1,590	3,600	4,623	(70%)	28%	23,625	9,813	(58%)
Interest and dividends	12,421	8,869	9,260	4,752	2,295	1,129	1,661	(82%)	47%	30,550	5,085	(83%)
Interest expense	11,713	8,954	8,638	4,052	2,285	1,765	1,310	(85%)	(26%)	29,305	5,360	(82%)
Net interest	708	(85)	622	700	10	(636)	351	(44%)	155%	1,245	(275)	(122%)
Net revenues	4,952	3,875	16,043	(13,788)	1,600	2,964	4,974	(69%)	68%	24,870	9,538	(62%)

Compensation and benefits	2,423	1,650	3,773	(1,438)	1,041	2,112	2,584	(32%)	22%	7,846	5,737	(27%)
Non-compensation expenses	1,367	1,381	1,278	2,162	1,029	1,159	1,100	(14%)	(5%)	4,026	3,288	(18%)
Total non-interest expenses	3,790	3,031	5,051	724	2,070	3,271	3,684	(27%)	13%	11,872	9,025	(24%)

Income / (loss) from continuing operations before taxes	1,162	844	10,992	(14,512)	(470)	(307)	1,290	(88%)	*	12,998	513	(96%)
Income tax provision / (benefit) from continuing operations	275	188	3,087	(4,435)	(610)	(173)	418	(86%)	*	3,550	(365)	(110%)
Income / (loss) from continuing operations	887	656	7,905	(10,077)	140	(134)	872	(89%)	*	9,448	878	(91%)
Gain / (loss) from discontinued operations after tax (2)	22	465	466	14	14	319	0	*	*	953	333	(65%)
Net income / (loss)	909	1,121	8,371	(10,063)	154	185	872	(90%)	*	10,401	1,211	(88%)
Net income / (loss) applicable to non-controlling interests	19	16	20	15	(13)	3	15	(25%)	*	55	5	(91%)
Net income / (loss) applicable to Morgan Stanley	$890	$1,105	$8,351	$(10,078)	$167	$182	$857	(90%)	*	$10,346	$1,206	(88%)

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	872	651	7,898	(10,080)	158	(126)	857	(89%)	*	9,421	889	(91%)
Gain / (loss) from discontinued operations after tax (2)	18	454	453	2	9	308	0	*	*	925	317	(66%)
Net income / (loss) applicable to Morgan Stanley	$890	$1,105	$8,351	$(10,078)	$167	$182	$857	(90%)	*	$10,346	$1,206	(88%)

Return on average common equity (3)	14%	12%	*	*	2%	*	19%			*	4%
Pre-tax profit margin (4)	24%	22%	69%	*	*	*	26%			52%	5%
Compensation and benefits as a % of net revenues	49%	43%	24%	*	65%	71%	52%			32%	60%

Note: Refer to End Notes on pages 17 - 22 and Legal Notice on page 23.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	3Q09 vs. 3Q08	3Q09 vs. 2Q09	Sept 30, 2008	Sept 30, 2009	Percentage Change

Investment Banking
Advisory revenue	$401	$380	$500	$367	$411	$268	$279	(44%)	4%	$1,281	$958	(25%)
Underwriting revenue (1)
Equity	191	460	193	136	155	455	457	137%	--	844	1,067	26%
Fixed income	250	256	243	108	246	400	303	25%	(24%)	749	949	27%
Total underwriting revenue	$441	$716	$436	$244	$401	$855	$760	74%	(11%)	$1,593	$2,016	27%

Total investment banking revenue	$842	$1,096	$936	$611	$812	$1,123	$1,039	11%	(7%)	$2,874	$2,974	3%

Sales & Trading (2)
Equity	$3,414	$2,228	$6,031	$(2,648)	$877	$681	$1,073	(82%)	58%	$11,673	$2,631	(77%)
Fixed income	2,422	678	8,847	(9,910)	1,294	973	2,064	(77%)	112%	11,947	4,331	(64%)
Other	(1,543)	(214)	(493)	(1,483)	(803)	39	670	*	*	(2,250)	(94)	96%
Total sales & trading net revenue	$4,293	$2,692	$14,385	$(14,041)	$1,368	$1,693	$3,807	(74%)	125%	$21,370	$6,868	(68%)

Average Daily 95%/One-Day Value-at-Risk ("VaR") (3)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$65	$64	$71	$95	$107	$103	$103
Equity price	$36	$41	$35	$23	$19	$19	$19
Foreign exchange rate	$29	$25	$23	$17	$12	$17	$22
Commodity price	$39	$38	$33	$27	$26	$23	$25

Trading VaR	$99	$100	$96	$105	$115	$113	$118

Note: Refer to End Notes on pages 17 - 22 and Legal Notice on page 23.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Lending (1)
(unaudited, dollars in billions)

	Quarter Ended							Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	3Q09 vs. 3Q08	3Q09 vs. 2Q09

Corporate funded loans
Investment grade	$14.7	$10.6	$9.2	$7.4	$7.1	$7.2	$6.7	(27%)	(7%)
Non-investment grade	10.2	8.4	11.2	9.4	9.7	10.2	10.5	(6%)	3%
Total corporate funded loans	$24.9	$19.0	$20.4	$16.8	$16.8	$17.4	$17.2	(16%)	(1%)

Corporate lending commitments
Investment grade	$43.4	$41.6	$37.3	$36.9	$34.9	$35.7	$36.9	(1%)	3%
Non-investment grade	14.9	13.3	8.0	7.0	5.9	6.0	8.0	--	33%
Total corporate lending commitments	$58.3	$54.9	$45.3	$43.9	$40.8	$41.7	$44.9	(1%)	8%

Corporate funded loans plus lending commitments
Investment grade	$58.1	$52.2	$46.5	$44.3	$42.0	$42.9	$43.6	(6%)	2%
Non-investment grade (2)	$25.1	$21.7	$19.2	$16.4	$15.6	$16.2	$18.5	(4%)	14%

% investment grade	70%	71%	71%	73%	73%	73%	70%
% non-investment grade	30%	29%	29%	27%	27%	27%	30%

Total corporate funded loans and lending commitments	$83.2	$73.9	$65.7	$60.7	$57.6	$59.1	$62.1	(5%)	5%
Hedges (3)	$33.3	$29.3	$31.5	$35.7	$34.1	$31.8	$29.1	(8%)	(8%)

Note: Refer to End Notes on pages 17 - 22 and Legal Notice on page 23.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)							Percentage Change From:		Nine Months Ended (1)
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	3Q09 vs. 3Q08	3Q09 vs. 2Q09	Sept 30, 2008	Sept 30, 2009	Percentage Change
Revenues:
Investment banking	$110	$159	$82	$67	$61	$165	$168	105%	2%	$351	$394	12%
Principal transactions:
Trading	189	195	186	47	246	303	346	86%	14%	570	895	57%
Investments	(5)	(1)	(16)	(36)	(14)	1	10	163%	*	(22)	(3)	86%
Commissions	355	348	342	334	262	412	709	107%	72%	1,045	1,383	32%
Asset management, distribution and admin. fees	691	684	690	586	511	816	1,574	128%	93%	2,065	2,901	40%
Other	775	67	34	93	46	66	54	59%	(18%)	876	166	(81%)
Total non-interest revenues	2,115	1,452	1,318	1,091	1,112	1,763	2,861	117%	62%	4,885	5,736	17%

Interest and dividends	294	321	343	237	226	265	327	(5%)	23%	958	818	(15%)
Interest expense	76	78	79	51	39	105	159	101%	51%	233	303	30%
Net interest	218	243	264	186	187	160	168	(36%)	5%	725	515	(29%)
Net revenues	2,333	1,695	1,582	1,277	1,299	1,923	3,029	91%	58%	5,610	6,251	11%

Compensation and benefits	1,043	1,023	942	737	844	1,362	1,943	106%	43%	3,008	4,149	38%
Non-compensation expenses	341	400	641	591	336	632	806	26%	28%	1,382	1,774	28%
Total non-interest expenses	1,384	1,423	1,583	1,328	1,180	1,994	2,749	74%	38%	4,390	5,923	35%

Income / (loss) from continuing operations before taxes	949	272	(1)	(51)	119	(71)	280	*	*	1,220	328	(73%)
Income tax provision / (benefit) from continuing operations (2)	356	100	(13)	3	46	(29)	92	*	*	443	109	(75%)
Income / (loss) from continuing operations	593	172	12	(54)	73	(42)	188	*	*	777	219	(72%)
Gain / (loss) from discontinued operations after tax	0	0	0	0	0	0	0	--	--	0	0	--
Net income / (loss)	593	172	12	(54)	73	(42)	188	*	*	777	219	(72%)
Net income / (loss) applicable to non-controlling interests (3)	0	0	0	0	0	(118)	83	*	170%	0	(35)	*
Net income / (loss) applicable to Morgan Stanley	$593	$172	$12	$(54)	$73	$76	$105	*	38%	$777	$254	(67%)

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	593	172	12	(54)	73	76	105	*	38%	777	254	(67%)
Gain / (loss) from discontinued operations after tax	0	0	0	0	0	0	0	--	--	0	0	--
Net income / (loss) applicable to Morgan Stanley	$593	$172	$12	$(54)	$73	$76	$105	*	38%	$777	$254	(67%)

Return on average common equity (4)	*	48%	3%	*	20%	7%	5%			*	8%
Pre-tax profit margin (5)	41%	16%	*	*	9%	*	9%			22%	5%
Compensation and benefits as a % of net revenues	45%	60%	60%	58%	65%	71%	64%			54%	66%

Note: Refer to End Notes on pages 17 - 22 and Legal Notice on page 23.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended (1)							Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	3Q09 vs. 3Q08	3Q09 vs. 2Q09
Global representatives	8,271	8,343	8,588	8,356	8,148	18,444	18,160	111%	(2%)

Annualized revenue per global
representative (thousands) (2)	$772	$809	$750	$603	$630	$671	$662	(12%)	(1%)

Assets by client segment (billions)
$10m or more	222	219	190	153	146	389	438	131%	13%
$1m - $10m	261	263	241	201	191	562	620	157%	10%
Subtotal -> $1m	483	482	431	354	337	951	1,058	145%	11%
$100k - $1m	195	197	188	169	162	412	420	123%	2%
< $100k	28	28	28	27	26	57	54	93%	(5%)
Total client assets (billions)	$706	$707	$647	$550	$525	$1,420	$1,532	137%	8%

% of assets by client segment > $1m	68%	68%	67%	64%	64%	67%	69%

Fee-based client account assets (billions) (3)	$184	$187	$169	$138	$124	$325	$365	116%	12%
Fee-based assets as a % of client assets	26%	26%	26%	25%	24%	23%	24%

Bank deposit program (millions) (4)	$33,418	$34,467	$33,791	$38,771	$46,796	$105,675	$110,420	*	4%

Client assets per global
representative (millions) (5)	$85	$85	$75	$66	$64	$77	$84	12%	9%

Domestic retail net new assets (billions) (6)	$8.4	$16.2	$8.3	$(7.4)	$3.0	$(2.0)	$(8.8)	*	*

Domestic retail locations	449	460	462	464	465	958	930	101%	(3%)

Note: Refer to End Notes on pages 17 - 22 and Legal Notice on page 23.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)							Percentage Change From:		Nine Months Ended
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	3Q09 vs. 3Q08	3Q09 vs. 2Q09	Sept 30, 2008	Sept 30, 2009	Percentage Change
Revenues:
Investment banking	$26	$39	$17	$(24)	$13	$23	$19	12%	(17%)	$82	$55	(33%)
Principal transactions:
Trading	(62)	(104)	23	(165)	(1)	(96)	(25)	*	74%	(143)	(122)	15%
Investments	(239)	(162)	(327)	(962)	(467)	67	52	116%	(22%)	(728)	(348)	52%
Commissions	4	4	3	3	2	3	2	(33%)	(33%)	11	7	(36%)
Asset management, distribution and admin. fees	790	796	699	537	487	520	566	(19%)	9%	2,285	1,573	(31%)
Other	74	50	160	260	101	126	142	(11%)	13%	284	369	30%
Total non-interest revenues	593	623	575	(351)	135	643	756	31%	18%	1,791	1,534	(14%)

Interest and dividends	6	17	35	111	9	8	8	(77%)	--	58	25	(57%)
Interest expense	25	58	161	119	72	76	66	(59%)	(13%)	244	214	(12%)
Net interest	(19)	(41)	(126)	(8)	(63)	(68)	(58)	54%	15%	(186)	(189)	(2%)
Net revenues	574	582	449	(359)	72	575	698	55%	21%	1,605	1,345	(16%)

Compensation and benefits	334	433	342	20	150	400	433	27%	8%	1,109	983	(11%)
Non-compensation expenses	352	381	417	808	481	414	621	49%	50%	1,150	1,516	32%
Total non-interest expenses	686	814	759	828	631	814	1,054	39%	29%	2,259	2,499	11%

Income / (loss) from continuing operations before taxes	(112)	(232)	(310)	(1,187)	(559)	(239)	(356)	(15%)	(49%)	(654)	(1,154)	(76%)
Income tax provision / (benefit) from continuing operations	(40)	(97)	(101)	(467)	(141)	(130)	(88)	13%	32%	(238)	(359)	(51%)
Income / (loss) from continuing operations	(72)	(135)	(209)	(720)	(418)	(109)	(268)	(28%)	(146%)	(416)	(795)	(91%)
Gain / (loss) from discontinued operations after tax (2)	0	0	(2)	(3)	0	0	0	*	--	(2)	0	*
Net income / (loss)	(72)	(135)	(211)	(723)	(418)	(109)	(268)	(27%)	(146%)	(418)	(795)	(90%)
Net income / (loss) applicable to non-controlling interests (3)	0	0	0	0	0	(1)	(62)	*	*	0	(63)	*
Net income / (loss) applicable to Morgan Stanley	$(72)	$(135)	$(211)	$(723)	$(418)	$(108)	$(206)	2%	(91%)	$(418)	$(732)	(75%)

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	(72)	(135)	(209)	(720)	(418)	(108)	(206)	1%	(91%)	(416)	(732)	(76%)
Gain / (loss) from discontinued operations after tax (2)	0	0	(2)	(3)	0	0	0	*	--	(2)	0	*
Net income / (loss) applicable to Morgan Stanley	$(72)	$(135)	$(211)	$(723)	$(418)	$(108)	$(206)	2%	(91%)	$(418)	$(732)	(75%)

Return on average common equity (4)	*	*	*	*	*	*	*			*	*
Pre-tax profit margin (5)	*	*	*	*	*	*	*			*	*
Compensation and benefits as a % of net revenues	58%	74%	76%	*	*	70%	62%			69%	73%

Note: Refer to End Notes on pages 17 - 22 and Legal Notice on page 23.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended							Percentage Change From:		Nine Months Ended
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	3Q09 vs. 3Q08	3Q09 vs. 2Q09	Sept 30, 2008	Sept 30, 2009	Percentage Change

Assets under management or supervision

Net flows by distribution channel
Morgan Stanley Retail & Intermediary	$-	$(1.5)	$(3.3)	$(7.3)	$(2.3)	$(1.2)	$1.2	136%	*	$(4.8)	$(2.3)	52%
Van Kampen Retail & Intermediary	(2.6)	(1.9)	(4.9)	(4.7)	(2.1)	(2.0)	(1.6)	67%	20%	(9.4)	(5.7)	39%
Retail money markets	2.7	0.4	(5.0)	(1.7)	(4.3)	(4.0)	(1.9)	62%	53%	(1.9)	(10.2)	*
Total Americas Retail	0.1	(3.0)	(13.2)	(13.7)	(8.7)	(7.2)	(2.3)	83%	68%	(16.1)	(18.2)	(13%)
U.S. Institutional	1.8	(0.5)	(3.9)	(6.6)	(3.7)	(5.0)	(2.0)	49%	60%	(2.6)	(10.7)	*
Institutional money markets	8.9	12.4	(33.7)	(1.7)	(5.1)	(9.2)	(4.8)	86%	48%	(12.4)	(19.1)	(54%)
Non-U.S.	0.1	1.0	0.0	(2.9)	(3.0)	(3.9)	0.4	*	110%	1.1	(6.5)	*
Total net flows	$10.9	$9.9	$(50.8)	$(24.9)	$(20.5)	$(25.3)	$(8.7)	83%	66%	$(30.0)	$(54.5)	(82%)

Assets under management or supervision by distribution channel
Morgan Stanley Retail & Intermediary	$74	$72	$61	$45	$41	$44	$50	(18%)	14%
Van Kampen Retail & Intermediary	133	127	112	85	77	86	98	(13%)	14%
Retail money markets	35	35	31	29	25	21	19	(39%)	(10%)
Total Americas Retail	242	234	204	159	143	151	167	(18%)	11%
U.S. Institutional	123	123	107	89	74	74	78	(27%)	5%
Institutional money markets	77	89	55	53	47	39	34	(38%)	(13%)
Non-U.S.	126	125	110	97	87	92	101	(8%)	10%
Total assets under management or supervision	$568	$571	$476	$398	$351	$356	$380	(20%)	7%
Share of minority interest assets (1)	7	8	7	6	5	5	6	(14%)	20%
Total	$575	$579	$483	$404	$356	$361	$386	(20%)	7%

Note: Refer to End Notes on pages 17 - 22 and Legal Notice on page 23.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended							Percentage Change From:		Nine Months Ended
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	3Q09 vs. 3Q08	3Q09 vs. 2Q09	Sept 30, 2008	Sept 30, 2009	Percentage Change
Assets under management or supervision

Net flows by asset class
Core Asset Management
Equity	$(8.4)	$(5.2)	$(6.2)	$(4.3)	$(1.9)	$(5.5)	$(3.1)	50%	44%	$(19.8)	$(10.5)	47%
Fixed income	11.8	12.0	(44.0)	(16.0)	(14.0)	(17.7)	(5.6)	87%	68%	(20.2)	(37.3)	(85%)
Alternatives (1)	6.7	2.0	(0.4)	(4.5)	(4.3)	(0.9)	(0.6)	(50%)	33%	8.3	(5.8)	*
Unit trusts	0.0	0.0	(0.6)	(0.8)	0.4	0.8	0.8	*	--	(0.6)	2.0	*
Total Core Asset Management	10.1	8.8	(51.2)	(25.6)	(19.8)	(23.3)	(8.5)	83%	64%	(32.3)	(51.6)	(60%)

Merchant Banking
Private Equity	0.0	(0.1)	(0.1)	1.0	(0.3)	(0.1)	(0.1)	--	--	(0.2)	(0.5)	(150%)
Infrastructure	0.6	0.9	0.0	0.0	0.0	0.0	0.0	--	--	1.5	0.0	*
Real Estate	0.2	0.3	0.5	(0.3)	(0.4)	(1.9)	(0.1)	(120%)	95%	1.0	(2.4)	*
Total Merchant Banking	0.8	1.1	0.4	0.7	(0.7)	(2.0)	(0.2)	*	90%	2.3	(2.9)	*
Total net flows	$10.9	$9.9	$(50.8)	$(24.9)	$(20.5)	$(25.3)	$(8.7)	83%	66%	$(30.0)	$(54.5)	(82%)

Assets under management or supervision by asset class
Core Asset Management
Equity	$226	$216	$181	$139	$125	$145	$166	(8%)	14%
Fixed income	213	225	175	158	144	130	130	(26%)	--
Alternatives (1)	72	72	67	50	42	46	49	(27%)	7%
Unit trusts	14	13	11	9	8	10	12	9%	20%
Total Core Asset Management	525	526	434	356	319	331	357	(18%)	8%

Merchant Banking
Private Equity	3	3	3	4	4	4	4	33%	--
Infrastructure	3	4	4	4	4	4	4	--	--
Real Estate	37	38	35	34	24	17	15	(57%)	(12%)
Total Merchant Banking	43	45	42	42	32	25	23	(45%)	(8%)
Total Assets Under Management or Supervision	$568	$571	$476	$398	$351	$356	$380	(20%)	7%
Share of minority interest assets (2)	7	8	7	6	5	5	6	(14%)	20%
Total	$575	$579	$483	$404	$356	$361	$386	(20%)	7%

Note: Refer to End Notes on pages 17 - 22 and Legal Notice on page 23.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Consolidated Assets Under Management or Supervision
(unaudited, dollars in billions)

	Quarter Ended							Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	3Q09 vs. 3Q08	3Q09 vs. 2Q09
Assets under management or supervision by distribution channel
Morgan Stanley Retail & Intermediary	$74	$72	$61	$45	$41	$44	$50	(18%)	14%
Van Kampen Retail & Intermediary	133	127	112	85	77	86	98	(13%)	14%
Retail money markets	35	35	31	29	25	21	19	(39%)	(10%)
Total Americas Retail	$242	$234	$204	$159	$143	$151	$167	(18%)	11%
U.S. Institutional	123	123	107	89	74	74	78	(27%)	5%
Institutional money markets	77	89	55	53	47	39	34	(38%)	(13%)
Non-U.S.	126	125	110	97	87	92	101	(8%)	10%
Sub-total assets under management or supervision	$568	$571	$476	$398	$351	$356	$380	(20%)	7%

Global Wealth Management Group (1)	164	168	154	129	119	322	363	136%	13%
Total assets under management or supervision	$732	$739	$630	$527	$470	$678	$743	18%	10%
Share of minority interest assets (2)	7	8	7	6	5	5	6	(14%)	20%
Total	$739	$747	$637	$533	$475	$683	$749	18%	10%

Consolidated assets under management or supervision by asset class (1) (3)
Equity	$307	$300	$254	$197	$177	$339	$386	52%	14%
Fixed income	244	258	208	189	175	203	212	2%	4%
Alternatives (4)	72	72	67	50	42	50	53	(21%)	6%
Private Equity	3	3	3	4	4	4	4	33%	--
Infrastructure	3	4	4	4	4	4	4	--	--
Real Estate	37	38	35	34	24	17	15	(57%)	(12%)
Sub-total	666	675	571	478	426	617	674	18%	9%
Unit trusts	14	13	11	9	8	10	12	9%	20%
Other	52	51	48	40	36	51	57	19%	12%
Total assets under management or supervision	$732	$739	$630	$527	$470	$678	$743	18%	10%
Share of minority interest assets (2)	7	8	7	6	5	5	6	(14%)	20%
Total	$739	$747	$637	$533	$475	$683	$749	18%	10%

Note: Refer to End Notes on pages 17 - 22 and Legal Notice on page 23.

This page represents an addendum to the 3Q 2009 Financial Supplement.
MORGAN STANLEY
Real Estate Analysis
(unaudited, dollars in billions)

			Profit / (Loss)
	Statement of Financial Condition		Three Months Ended	Nine Months Ended
	June 30, 2009	Sept 30, 2009	Sept 30, 2009	Sept 30, 2009
Crescent and Other Consolidated Interests (1) (2) (3)	$3.7	$3.7	$(0.4)	$(1.0)
Real Estate Funds (3)	0.7	0.5	0.0	(0.9)
Real Estate Bridge Financing	0.0	0.0	0.0	(0.2)
Infrastructure Fund	0.2	0.2	0.0	0.0
Total Real Estate Investments (4)	$4.6	$4.4	$(0.4)	$(2.1)

The Company has contractual capital commitments, guarantees, lending facilities and counterparty arrangements with respect to these investments of $1.6 billion at Sept 30, 2009.

Note: Refer to End Notes on pages 17 - 22 and Legal Notice on page 23.

This page represents an addendum to the 3Q 2009 Financial Supplement, Appendix I

MORGAN STANLEY
Earnings Per Share (1)
(unaudited, in millions, except for per share data)

	Quarter Ended			Nine Months Ended
	Mar 31, 2009	June 30, 2009	Sept 30, 2009	Sept 30, 2009
Basic Earnings Per Share
Income from continuing operations applicable to Morgan Stanley	$(186)	$(159)	$757	$412
Gain / (loss) from discontinued operations applicable to Morgan Stanley after tax	9	308	0	317
Net Income / (loss) applicable to Morgan Stanley	$(177)	$149	$757	$729
Less: Preferred Dividends (Series A)	(11)	(11)	(11)	(33)
Less: Preferred Dividends (Series B – Mitsubishi)	(196)	(196)	(196)	(588)
Less: Preferred Dividends (Series C – Mitsubishi)	(29)	(13)	(13)	(55)
Less: Partial Redemption of Series C Preferred Stock (2)	0	(202)	0	(202)
Less: Preferred Dividends (Series D - Capital Purchase Program)	(125)	(87)	0	(212)
Less: Amortization / accelerated accretion of Issuance Discount for Series D Preferred Stock (3)	(40)	(892)	0	(932)
Less: Allocation of Earnings to:
CIC Equity Units	0	0	(13)	0
Unvested Restricted Stock Units	0	(4)	(26)	(8)
Earnings / (loss) applicable to Morgan Stanley common shareholders	$(578)	$(1,256)	$498	$(1,301)
Weighted average common shares outstanding	1,012	1,138	1,294	1,148
Earnings per basic common share (4)
Income / (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(0.58)	$(1.37)	$0.39	$(1.41)
Gain / (loss) on discontinued operations applicable to Morgan Stanley common shareholders	$0.01	$0.27	$-	$0.28
Earnings per basic common share	$(0.57)	$(1.10)	$0.39	$(1.13)

Diluted Earnings Per Share
Earnings / (loss) applicable to Morgan Stanley common shareholders	$(578)	$(1,256)	$498	$(1,301)
Income impact of assumed conversions:
Preferred stock dividends	0	0	0	0
Income / (loss) available to common shareholders plus assumed conversions	$(578)	$(1,256)	$498	$(1,301)

Weighted average common shares outstanding	1,012	1,138	1,294	1,148
Effect of dilutive securities:
Stock options	0	0	0	0
Series B Preferred Stock	0	0	0	0
Capital Purchase Program Warrant (3)	0	0	6	0
Weighted average common shares outstanding and common stock equivalents (5)	1,012	1,138	1,300	1,148

Earnings per diluted common share (4)
Income / (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(0.58)	$(1.37)	$0.38	$(1.41)
Gain / (loss) on discontinued operations applicable to Morgan Stanley common shareholders	$0.01	$0.27	$-	$0.28
Earnings per diluted common share	$(0.57)	$(1.10)	$0.38	$(1.13)

Note: Refer to End Notes on pages 17 - 22 and Legal Notice on page 23.

This page represents an addendum to the 3Q 2009 Financial Supplement, Appendix II

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended September 30, 2009
(unaudited, in millions, except for per share data)

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)
							(D)+(E)+(F)	(G)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net Income Applicable to Common Shareholders (3)	Distributed Earnings (4)	Undistributed Earnings Not in Excess of Reference Dividend (5)	Undistributed Earnings in Excess of Reference Dividend (5)	Total Earnings Allocated	Basic EPS (9)
Basic Common Shares	1,294	88%		$65	$285	$148	$498 (6)	$0.39
Unvested Restricted Stock Units	65	4%		$3	$14	$9	$26 (7)	N/A
CIC Equity Units (1)	116	8%		$0	$0	$13	$13 (8)	N/A
	1,475	100%	$537	$68	$299	$170	$537

Note: Refer to End Notes on pages 17 - 22 and Legal Notice on page 23.

MORGAN STANLEY
End Notes

Page 1:
(1)	The quarters ended June 30, 2009 and Sept 30, 2009 and the nine months ended Sept 30, 2009 include results from the Morgan Stanley Smith Barney joint venture (MSSB) effective from May 31, 2009.

(2)
Results for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009, June 30, 2009 and Sept 30, 2009 include positive / (negative) revenues of $1.8 billion, $(0.2) billion, $9.0 billion, $(5.7) billion, $(1.5) billion, $(2.1) billion and $(0.8) billion, respectively, related to the movement in Morgan Stanley's credit spreads on certain long term debt.

(3)	Represents consolidated income / (loss) from continuing operations applicable to Morgan Stanley before gain / (loss) from discontinued operations.

(4)
During the quarter ended June 30, 2009, the Company repurchased its Series D Fixed Rate Cumulative Perpetual Preferred Stock resulting in a one-time reduction from earnings applicable to Morgan Stanley's common shareholders for the accelerated amortization of the Preferred Stock issuance discount.  The earnings per share calculation for the quarter ended June 30, 2009 also includes a charge of $202 million related to the partial redemption of Series C Non-Cumulative Non-Voting Preferred Stock issued to Mitsubishi UFJ Financial Group, Inc. (MUFG) in exchange for its purchase of the Company's common stock.

(5)	Summation of the quarters' earnings per common share may not equal the year-to-date amounts due to the averaging effect of the number of shares and share equivalents throughout the year.

(6)
Primarily includes operating results and gains on secondary equity offerings related to MSCI Inc. (reported in Institutional Securities), and operating results and gains / (losses) related to the disposition of certain properties previously owned by Crescent Real Estate Equities Limited Partnership (Crescent), a real estate subsidiary of the Company (reported in Asset Management).

Page 2:
(1)	The quarters ended June 30, 2009 and Sept 30, 2009 and the nine months ended Sept 30, 2009 include results from MSSB effective from May 31, 2009.

(2)
Primarily includes operating results and gains on secondary equity offerings related to MSCI Inc. (reported in Institutional Securities), and operating results and gains / (losses) related to the disposition of certain properties previously owned by Crescent, a real estate subsidiary of the Company (reported in Asset Management).

(3)
Effective January 1, 2009, the Company adopted FASB Accounting Standards Codification ("ASC") 810 Consolidation which requires retrospective application.  The quarters ended June 30, 2009 and Sept 30, 2009 and the nine months ended Sept 30, 2009 include the impact of MSSB, which is 51% owned by the Company and 49% owned by Citigroup Inc. (Citigroup) (reported in Global Wealth Management Group). The quarter and nine months ended Sept 30, 2009 also include the limited partnership interests related to Morgan Stanley Real Estate Funds V and VI (reported in Asset Management).

(4)
The effective tax rate for the quarter ended Mar 31, 2009 includes an additional tax benefit resulting from the anticipated repatriation of non-U.S. earnings at lower than previously estimated tax rates.  Excluding this benefit, the effective tax rate is 41.1%.

MORGAN STANLEY
End Notes

Page 3:
(1)	All data presented in millions except ratios, shares outstanding, book values and number of employees.

(2)	The quarters ended June 30, 2009 and Sept 30, 2009 and the nine months ended Sept 30, 2009 include results from MSSB effective from May 31, 2009.

(3)
Reflects the regional view of the Company's consolidated net revenues, on a managed basis, based on the following methodology: Institutional Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location. Global Wealth Management: financial advisor location. Asset Management: client location except for the merchant banking business which is based on asset location.  All periods have been restated to exclude MSCI Inc. and disposed Crescent properties.

(4)	Beginning with the quarter ended June 30, 2009, worldwide employees includes headcount related to MSSB.

(5)
For the quarter ended June 30, 2009, Morgan Stanley shareholders' equity reflects a reduction of $10 billion related to the repurchase of the Company's Series D Preferred Stock issued under the Capital Purchase Program (TARP) and a reduction of $0.7 billion related to MUFG's partial exchange of the Company's Series C Preferred Stock for common stock.  These decreases were partly offset by the addition of $6.9 billion related to the Company's equity offerings. In August 2009, the Company repurchased the TARP warrant for $950 million.

(6)
Goodwill and intangible balances net of allowable mortgage servicing rights deduction for quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009, June 30, 2009 and Sept 30, 2009 of $373 million, $330 million, $261 million, $184 million, $160 million, $173 million and $130 million, respectively.  The balances for the quarter ended June 30, 2009 and Sept 30, 2009 include the Company's share of MSSB's goodwill and intangible assets.

(7)	Excludes non-controlling interests.

(8)
Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.  The balance for the quarters ended June 30, 2009 and Sept 30, 2009 also includes the Company's share of MSSB's goodwill and intangible assets.

(9)	Leverage ratio equals total assets divided by tangible Morgan Stanley shareholders' equity.

(10)
Represents average daily 95% / one-day value-at-risk ("VaR"). Includes non-trading VaR for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009, June 30, 2009 and Sept 30, 2009 of $36 million, $53 million, $71 million, $66 million, $83 million, $108 million and $111 million, respectively. See page 6 for trading VaR.

(11)	Book value per common share equals common equity divided by period end common shares outstanding.

(12)	Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.

MORGAN STANLEY
End Notes

Page 4:
(1)	The quarters ended June 30, 2009 and Sept 30, 2009 and the nine months ended Sept 30, 2009 include results from MSSB effective from May 31, 2009.

(2)
The Company’s economic capital framework estimates the amount of equity capital required to support the businesses over a wide range of market environments while simultaneously satisfying regulatory, rating agency and investor requirements. Economic capital is assigned to each segment based on a regulatory capital framework plus additional capital for stress losses. Economic capital requirements are met by regulatory Tier 1 equity (including common shareholders' equity, certain preferred stock, eligible hybrid capital instruments, non-controlling interests and deductions of certain goodwill, intangible assets, net deferred tax assets and debt valuation adjustment), subject to regulatory limits. The framework will evolve over time in response to changes in the business and regulatory environment and to incorporate improvements in modeling techniques.

Page 5:
(1)
Principal transactions investments revenue reflects net gain / (loss) on investments marked at fair value.  The related investment asset balance for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009, June 30, 2009 and Sept 30, 2009 are $10.7 billion, $10.3 billion, $9.7 billion, $6.7 billion, $6.3 billion, $6.1 billion and $6.1 billion, respectively.

(2)	Reflects operating results and gains on secondary equity offerings related to MSCI Inc.

(3)	Refer to page 4 for the allocation of average common equity.

(4)	Income / (loss) from continuing operations before taxes, as a % of net revenues.

Page 6:
(1)	Underwriting revenue excludes fees for Company self-issuances.

(2)
Includes principal transactions trading, commissions and net interest revenue. Other sales and trading net revenue primarily includes net gains / (losses) from the mark-to-market of loans and closed and pipeline commitments and related hedges, and results related to Investment Banking and other activities.

(3)
Represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period. For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2008. See page 3 for Aggregate Trading and Non-Trading VaR.

Page 7:
(1)
In connection with certain of its Institutional Securities business activities, the Company provides loans or lending commitments to select clients related to its leveraged acquisition finance or relationship lending activities. For a further discussion of this activity, see the Company's Current Report on Form 8-K dated August 24, 2009.

(2)
For the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009, June 30, 2009 and Sept 30, 2009, the leveraged acquisition finance portfolio of pipeline commitments and closed deals were $14.8 billion, $11.6 billion, $6.9 billion, $5.0 billion, $4.2 billion, $4.2 billion and $5.1 billion, respectively.

(3)	Reflects the notional balance of hedges utilized by the lending business.

MORGAN STANLEY
End Notes

Page 8:
(1)	The quarters ended June 30, 2009 and Sept 30, 2009 and the nine months ended Sept 30, 2009 include results from MSSB effective from May 31, 2009.

(2)	The tax provision for the quarters ended June 30, 2009 and Sept 30, 2009 and the nine months ended Sept 30, 2009 includes the Company's interest in MSSB.

(3)
The quarter ended June 30, 2009 and Sept 30, 2009 and the nine months ended Sept 30, 2009 reflects the 49% allocation of MSSB's pre-tax results to Citigroup, plus some contractual allocations, including a one-time expense of $124 million related to replacement deferred compensation awards in June 2009.

(4)	Refer to page 4 for the allocation of average common equity.

(5)	Income / (loss) from continuing operations before taxes, as a % of net revenues.

Page 9:
(1)	The quarters ended June 30, 2009 and Sept 30, 2009 include results from MSSB effective from May 31, 2009.

(2)	Annualized revenue divided by average global representative headcount.

(3)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.

(4)	For the quarters ended June 30, 2009 and Sept 30, 2009, approximately $50 billion and $52 billion, respectively, is attributable to Morgan Stanley.

(5)	Total client assets divided by period end global representative headcount.

(6)	Represents net new assets in the U.S. broad-based branch system.

Page 10:
(1)
Principal transactions investments revenue reflects net gain / (loss) on investments marked at fair value including real estate funds, private equity funds and seed capital investments.  The related investment asset balance for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009, June 30, 2009 and Sept 30, 2009 are $4.5 billion, $5.3 billion, $4.8 billion, $3.6 billion, $3.0 billion, $2.5 billion and $2.9 billion, respectively.

(2)
Includes operating results and gains / (losses) related to the disposition of certain properties previously owned by Crescent Real Estate Equities Limited Partnership, a real estate subsidiary of the Company.

(3)	The quarter and nine months ended Sept 30, 2009 also include the limited partnership interests related to Morgan Stanley Real Estate Funds V and VI.

(4)	Refer to page 4 for the allocation of average common equity.

(5)	Income / (loss) from continuing operations before taxes, as a % of net revenues.

Page 11:
(1)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a non-controlling interest.

Page 12:
(1)	Includes a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.

(2)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a non-controlling interest.

MORGAN STANLEY
End Notes

Page 13:
(1)	The quarters ended June 30, 2009 and Sept 30, 2009 include results from MSSB effective from May 31, 2009.

(2)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a non-controlling interest.

(3)	Includes assets under management or supervision associated with the Global Wealth Management Group.

(4)	Includes a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.

Page 14:
(1)	Represents the assets of consolidated investment subsidiaries, certain of which are subject to non-recourse debt of $2.5 billion provided by third party lenders.

(2)
Consolidated statement of income amounts directly related to investments held by consolidated subsidiaries are condensed in this presentation and include principal transactions, net operating revenues and expenses and impairment charges.

(3)
In the third quarter, Morgan Stanley consolidated certain real estate funds.  This resulted in a transfer of investment assets of $0.2 billion, which is net of non-controlling interests of $0.6 billion, from Real Estate Funds to Consolidated Interests.  The results for the three months ended September 30, 2009 for these newly consolidated subsidiaries, net of non-controlling interests, were not significant.

(4)	These balances exclude investments that benefit certain deferred compensation and employee co-investment plans.

Page 15:
(1)
The Company calculates earnings per share using the two-class method as defined in ASC 260.  For further discussion of the Company's earnings per share calculations see Note 2 to the consolidated financial statements in the Company's Current Report on Form 8-K dated August 24, 2009.

(2)
MUFG elected to participate as an investor in the Company's offering of common stock on May 8, 2009 (closing date May 13, 2009).  The Company repurchased from MUFG shares of the Company's non-convertible 10% Series C Non-Cumulative Non-Voting Perpetual Preferred Stock at a price per share equal to 110% of liquidation preference and with an aggregate repurchase price equal to the aggregate price to be paid by MUFG for its purchase of common stock in the offering.  Upon redemption by the Company, the excess of the redemption value of $1,100 per share over the carrying value (approximately $784 per share) was charged to retained earnings and is deducted from the numerator in calculating basic and diluted earnings per share.  For further discussion of the Company's Preferred Stock, see Note 11 to the consolidated financial statements in the Company's Current Report on Form 8-K dated August 24, 2009.

(3)
On June 17, 2009, the Company received approval to repurchase the $10 billion of capital issued under the Capital Purchase Program (TARP).  Upon repayment, the difference between the carrying value of the Series D Preferred Stock and the liquidation value was charged to retained earnings and is reflected as a deduction to net income applicable to common shareholders in calculating basic and diluted earnings per share.  In August 2009, the Company repurchased the Series D Preferred Stock warrant for $950 million.

(4)	Summation of the quarters' earnings per common share may not equal the year-to-date amounts due to the averaging effect of the number of shares and share equivalents throughout the year.

(5)	Anti-dilutive securities were excluded from the computation of diluted EPS.

MORGAN STANLEY
End Notes

Page 16:
(1)	For further information on the CIC Equity Units, see Note 11 to the consolidated financial statements in the Company's Current Report on Form 8-K dated August 24, 2009.

(2)
The percentage of weighted basic common shares, Unvested Restricted Stock Units ("Unvested RSUs") and weighted CIC Equity Units to the total weighted average of basic common shares, Unvested RSUs and CIC Equity Units.

(3)	Net income available to common shareholders for the quarter ended Sept 30, 2009 prior to allocation to the Unvested RSUs and CIC Equity Units.

(4)
Distributed earnings represent the dividends declared on common shares and Unvested RSUs, respectively, for the quarter ended Sept 30, 2009.  The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date.  During the quarter ended Sept 30, 2009, a $0.05 dividend was declared on common shares outstanding and Unvested RSUs.  Under the terms of the securities purchase agreement for the sale of Equity Units to CIC, if a quarterly dividend is declared above $0.27 (the "reference dividend"), the CIC Equity Units will participate via an increase in the number of shares the Company will be required to deliver upon settlement of the contract.  No cash dividends will be paid to the CIC Equity Units prior to settlement of the contract.  Therefore, no distributed earnings will be allocated to the CIC Equity Units in the calculation of earnings per share under the two-class method.

(5)
The two-class method assumes all of the earnings for the reporting period are distributed and allocates to the Unvested RSUs and CIC Equity Units what they would be entitled to based on the contractual rights and obligations of the participating security.  With respect to the CIC Equity Units, the amount allocated is representative of the value of the increase in the number of shares that the Company would be required to deliver upon settlement of the contract. No actual cash dividends will be paid to the CIC Equity Units. Assuming the reference dividend of $0.27 has been paid to the basic common shareholders, CIC Equity Units would receive a pro-rata allocation of the remaining undistributed earnings.

(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares (see Appendix I).

(7)	Total income applicable to common shareholders to be allocated to the Unvested RSUs reflected as a deduction to the numerator in determining basic EPS for common shares (see Appendix I).

(8)	Total income applicable to common shareholders to be allocated to the CIC Equity Units reflected as a deduction to the numerator in determining basic EPS for common shares (see Appendix I).

(9)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described in ASC 260.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Company's third quarter earnings press release issued October 21, 2009.